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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                DECEMBER 18, 2000


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                             DIGITAL RECORDERS, INC.
             (Exact name of registrant as specified in its charter)



     NORTH CAROLINA                  1-13408                     56-1362926
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)




                          4018 PATRIOT DRIVE, SUITE 100
                          DURHAM, NORTH CAROLINA 27703
                    (Address of principal executive offices)



                                 (919) 361-2155
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

                  On December 18, 2000, the Board of Directors of Digital Recorders, Inc. (the "Registrant") authorized the extension of the term of its Redeemable Warrants to Purchase Common Stock (the "Warrants") sold in the Registrant's public offering in November 1994. As extended, the Warrants may be exercised at any time prior to 5:00 P.M. Eastern Time on June 29, 2001. All Warrants not exercised on or prior to such date shall expire, subject to the right of the Company to extend such date.

                  All other terms of the Warrants remain unchanged.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.2 Press release dated December 19, 2000 announcing the extension of the warrants until June 29, 2001.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIGITAL RECORDERS, INC.





Date:  December 20, 2000                By: /s/ David L. Turney
                                            ------------------------------------
                                            David L. Turney
                                            Chairman of the Board, President and
                                            Chief Executive Officer






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